Project Arbor

Materials Prepared for Discussion

DRAFT | Confidential

Preliminary | Subject to Further Review and Evaluation October 2012

Illustrative Transaction Statistics

($MM, except per share amounts)

		Illustrative Arbor Valuation Statistics		Permira Proposal
Illustrative Share Price:		$22.63	$29.49	$32.00
Implied Transaction Premium	*Statistic*			
Premium to Share Price Prior to Bloomberg Article (6/5/12)	*$22.63*	*0%*	*30%*	*41%*
Premium to Enterprise Value Prior to Bloomberg Article (6/5/12)	*$1,079*	*0%*	*32%*	*43%*
Premium to Current Share Price	*$29.49*	*(23%)*	*0%*	*9%*
Premium to Current Enterprise Value	*$1,421*	*(24%)*	*0%*	*9%*
Based on Prices Prior to Bloomberg Article (6/5/12)				
Premium to 30 Day Share Price	*$23.40*	*(3%)*	*26%*	*37%*
Premium to LTM High Share Price	*44.70*	*(49%)*	*(34%)*	*(28%)*
Premium to LTM Low Share Price	*20.95*	*8%*	*41%*	*53%*
Premium to LTM Average Share Price	*27.83*	*(19%)*	*6%*	*15%*
Premium to 2 Year Average Share Price	*27.91*	*(19%)*	*6%*	*15%*
Premium to IPO Share Price	*13.50*	*68%*	*118%*	*137%*
Premium to Average Share Price Since IPO	*25.20*	*(10%)*	*17%*	*27%*
Premium to Share Price Prior to WDYTYA Announcement (5/11/12)	*26.16*	*(13%)*	*13%*	*22%*
Implied Valuation & Multiples				
Fully-Diluted Equity Value (1)		$1,088	$1,431	$1,556
Fully-Diluted Enterprise Value (1)		1,079	1,421	1,547
Adjusted Street Case (2) (3)				
Revenue Multiples	*Statistic*			
CY12E	*$496*	2.2x	2.9x	3.1x
NTM	*533*	2.0	2.7	2.9
CY13E	*567*	1.9	2.5	2.7
Adjusted EBITDA Multiples				
CY12E	*$169*	6.4x	8.4x	9.1x
NTM	*185*	5.8	7.7	8.4
CY13E	*196*	5.5	7.2	7.9
Management Case (3) (4)				
Revenue Multiples	*Statistic*			
CY12E	*$501*	2.2x	2.8x	3.1x
NTM	*551*	2.0	2.6	2.8
CY13E	*592*	1.8	2.4	2.6
Adjusted EBITDA Multiples				
CY12E	*$172*	6.3x	8.3x	9.0x
NTM	*189*	5.7	7.5	8.2
CY13E	*210*	5.1	6.8	7.4

Note: Current market prices as of October 17, 2012.

(1) Common shares outstanding, options and RSUs based on Arbor Management as of October 2012. Assumes treasury stock method treatment of options. Balance sheet items based on Arbor Management for the period ended September 30, 2012.

(2) Arbor Adjusted Street Case projections based on consensus analyst estimates as of October 17, 2012. Includes Arbor Management estimates for Archives.com.

(3) NTM represents the next twelve months ended June 30, 2013.

(4) Arbor Management Case projections based on Arbor Management (2013 projections as of May 2012, 2012 forecast as of October 2012). Includes Arbor Management estimates for Archives.com.

Archives.com Metrics (4)

1/1 – 8/17/12 Revenue: $13MM
CY12E Revenue: $21MM
NTM Revenue: $24MM
CY13E Revenue: $30MM

1/1 – 8/17/12 Adj. EBITDA: ($2MM)
CY12E Adj. EBITDA: ($2MM)
NTM Adj. EBITDA: ($1MM)
CY13E Adj. EBITDA: $0MM

Adjusted Street Case projections adjusted to include Arbor Management estimates for Archives.com in all periods.

Management Case projections adjusted to include Arbor Management estimates for Archives.com prior to August 17, 2012.

2

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Process Overview

Submitted Post Due Diligence

Parties NDA Signed / Declined to

Preliminary Most Recent Price

Contacted Initial Meeting Proceed

Proposal Indication

—

—

—

Strategics —

—

—

—

(Verbal) —

—

$ 28

$ 29

Sponsors (Verbal) —

$ 32

—

—

—

$ 30

Other Parties

CONFIDENTIAL | DRAFT

Selected Areas of Feedback From Prospective Buyers

Positive

Product leadership and pipeline of product improvements

Generally positive on Archives, DNA, and potential TLC agreement for WDYTYA Potential for international market penetration Opportunity to partner with Family Search on content Strong management team

Negative

Long-term trends in user growth, SAC and retention by geography are negative Total available market size, specifically:

– Available subscribers are heavily weighted toward low engagement users, where willingness to pay is lower and SAC is higher

– Subscribers added over the past five years have been increasingly casual and more likely to churn

– Likely to cannibalize core, high LTV, subscribers when pursuing the mass market with lower price points User engagement is highly concentrated, and many of the most engaged subscribers eventually churn Uncertain business performance without WDYTYA on NBC or comparable network Potential threat from Family Search making its content widely available for free (or possibly partnering with Google) Upside from Germany and other international opportunities will likely take a long time to realize Lack of near-term content catalysts after the 1940 Census Consumer feedback that Archives is not a good product and has a poor net promoter score Data analytics used to manage the business need to be improved For sponsors, exiting the investment will be challenging, given lack of interest during current process

CONFIDENTIAL | DRAFT

Arbor Trading Performance Since IPO

November 5, 2009 (Arbor IPO) to October 17, 2012

Arbor

Period Stock Price

Unaffected (1) $22.63

Current 29.49

Based on Prices Prior to

Bloomberg Article (6/5/12)

LTM Average $27.83

LTM High 44.70

LTM Low 20.95

Period Average 25.20

Period High 45.70

Period Low 13.11

Note: Based on closing prices.

Price ($) $50.00

$40.00 $30.00 $20.00 $10.00

$0.00

11/4/09:

Priced $100MM IPO at $13.50

Price reaction: +5%

11/12/10: Priced secondary offering at $26.00

5/11/11: Priced secondary offering at $42.00

5/14/12: WDYTYA not renewed

Price reaction: (14%)

Volume (MM)

15.0

10.0

5.0

0.0

6/6/12: Bloomberg article

Price reaction: +11%

7/24/12: NY Times article

Price reaction: +15%

Permira Proposal: $32.00

Current price: $29.49

Unaffected price(1): $22.63

Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12

Source: Capital IQ. Based on closing prices.

(1) Unaffected price based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article).

CONFIDENTIAL | DRAFT

Arbor Trading Performance During Process

April 19, 2012 (April Board Meeting) to October 17, 2012



Price ($)
Volume (MM)
5/14/12: WDYTYA not renewed Price reaction: (14%)
5/18/12: Received proposal from [redacted]
6/20/12: Proposals from [redacted] (verbal)
8/6/12: Final bids due
4/25/12: Announced Q1 2012 Earnings and Archives.com acquisition Price reaction: +5%
6/6/12: Bloomberg article Price reaction: +11%
6/18/12: [redacted] proposal affirmation
7/16/12: Qatalyst sent draft merger agreements
8/22/12: Reuters article Price reaction: +3%
7/11/12: Qatalyst sent process letters for submitting final offers
Permira Proposal: $32.00
Current price: $29.49
Arbor +25%
eCommerce: +8%
NASDAQ: +3%
Internet Leaders: +2%
Online Media and Consumer Services: (17%)
Indices indexed to Arbor's 4/19/12 price
Unaffected price(1): $22.63
6/22/12: Received proposal from [redacted]
7/24/12: NY Times article Price reaction: +15%
8/17/12: Completed Archives.com acquisition
7/2/12: Announced reaching two million subscriber milestone Price reaction: +3%
7/25/12: Announced Q2 2012 Earnings Price reaction: +3%
$40.00
$30.00
$20.00
$10.00
10.0
7.5
5.0
2.5
0.0
April 19
May 1
May 11
May 23
June 5
June 15
June 27
July 10
July 20
August 1
August 13
August 23
September 5
September 17
September 27
October 9

Source: Capital IQ. Based on closing prices. Period spans IPO of FB.
(1) Unaffected price based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article).
Selected Internet Leaders includes GOOG, AMZN, FB, EBAY, and PCLN.
Selected eCommerce includes EXPE, VPRT, OPEN, SFLY, and NFLX.
Selected Online Media and Consumer Services includes IACI, WBMD, MWW, ACTV, ANGI, DHX, DMD, RATE, and QNST.

6

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Arbor Trading Performance Since Bloomberg Article

June 5, 2012 (Day Prior to Bloomberg Article) to October 17, 2012



Price ($)
Volume (MM)
6/6/12: Bloomberg article Price reaction: +11%
6/20/12: Proposals from (verbal)
7/16/12: Qatalyst sent draft merger agreements
8/6/12: Final bids due
8/22/12: Reuters article Price reaction: +3%
6/18/12: proposal affirmation
6/22/12: Received proposal from
7/11/12: Qatalyst sent process letters for submitting final offers
8/17/12: Completed Archives.com acquisition
7/2/12: Announced reaching two million subscriber milestone Price reaction: +3%
Permira Proposal: $32.00
Current price: $29.49
Arbor +30%
eCommerce: +13%
NASDAQ: +12%
Internet Leaders: +9%
Online Media and Consumer Services: (12%)
Indices indexed to Arbor's 6/5/12 price
Unaffected price(1): $22.63
7/24/12: NY Times article Price reaction: +15%
7/25/12: Announced Q2 2012 Earnings Price reaction: +3%
$40.00
$30.00
$20.00
$10.00
10.0
7.5
5.0
2.5
0.0
June 5
June 12
June 19
June 26
July 3
July 11
July 18
July 25
August 1
August 8
August 15
August 22
August 29
September 6
September 13
September 20
September 27
October 4
October 11

Source: Capital IQ. Based on closing prices.
(1) Unaffected price based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article).
Selected Internet Leaders includes GOOG, AMZN, FB, EBAY, and PCLN.
Selected eCommerce includes EXPE, VPRT, OPEN, SFLY, and NFLX.
Selected Online Media and Consumer Services includes IACI, WBMD, MWW, ACTV, ANGI, DHX, DMD, RATE, and QNST.

7 CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Summary of Valuation Analyses



Discounted Cash Flow
Selected Companies
Revenue
Adjusted EBITDA
Management Case (1)
Management Sensitivities (2)
Adjusted Street Case (3)
Management Case (1)
Adjusted Street Case (3)
Management Case (1)
Implied Price Per Arbor Share
$60.00
$40.00
$20.00
$0.00
$49.32
$34.50
$35.56
$22.76
$35.82
$23.73
$36.58
$24.75
$36.35
$24.59
$38.78
$25.13
Permira Proposal: $32.00
Current Stock Price (4): $29.49
Unaffected Stock Price (5): $22.63

Methodology	Discounted Cash Flow	Selected Companies
Reference Range	*WACC: 9.0% – 14.0%* *Terminal NTM Adjusted EBITDA Multiple Range: 6.0x – 8.0x* *Management Sensitivities (2) assume 7.9% – 9.4% CY12E – CY16E Revenue CAGR and 33.9% – 36.1% CY16E Adj. EBITDA Margin* *Reflects 10% dilution from equity award issuances* *Assumes mid-period discounting convention*	*Fully-Diluted Enterprise Value / CY12E & CY13E Revenue Multiple Ranges (respectively):* *2.5x – 3.5x* *2.0x – 3.0x* *Fully-Diluted Enterprise Value / CY12E & CY13E Adjusted EBITDA Multiple Ranges (respectively):* *7.0x – 10.0x* *6.0x – 9.0x*

Note: Balance sheet items based on Arbor Management for the period ended September 30, 2012. Common shares outstanding, options and RSUs based on Arbor Management as of October 2012. Assumes treasury stock method treatment of options.

(1) Arbor Management Case based on Arbor Management (2013-16 projections as of May 2012, 2012 forecast as of October 2012). Includes Arbor Management estimates for Archives.com.

(2) The Management Sensitivities were prepared by Arbor Management and illustrate different financial results based on the Company achieving less favorable operating metrics. See page 15 for additional details.

(3) Adjusted Arbor Street Case based on consensus analyst estimates as of October 17, 2012. Includes Arbor Management estimates for Archives.com.

(4) Based on Arbor current stock price of $29.49 as of October 17, 2012.

(5) Based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article).

8 CONFIDENTIAL | DRAFT
Qatalyst PARTNERS

Arbor Financial Summary

Comparison of Arbor Street and Management Financial Cases

Legend
- *Historical*
- *(1) Street Case*
- *(2) Management Case Excluding Archives.com*
- *(2) Management Case Including Archives.com*

Ending Subscriber Count ('000s) (3)



Actual
Estimates
4,000
3,000
2,000
1,000
1,395
1,703
2,013
2,005
2,316
2,258
2,635
2,518
2,982
3,356
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

Net Subscriber Adds ('000s) (3)



Actual
Estimates
500
400
300
200
100
0
329
308
310
302
311
246
319
242
347
374
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

Revenue ($MM)



Actual
Estimates
$900
$700
$500
$300
$301
$400
$501
$480
$476
$592
$562
$537
$688
$643
$600
$789
$726
$901
$818
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

Revenue Growth



Actual
Estimates
40%
30%
20%
10%
0%
34%
33%
21%
20%
19%
18%
17%
13%
16%
14%
11%
15%
13%
14%
13%
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

Adjusted EBITDA ($MM)



Actual
Estimates
$500
$400
$300
$200
$100
$101
$145
$174
$172
$172
$210
$209
$196
$264
$260
$223
$320
$310
$372
$355
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

Adjusted EBITDA Margin



Actual
Estimates
45%
40%
35%
30%
34%
36%
36%
36%
34%
37%
37%
35%
40%
38%
37%
43%
40%
43%
41%
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

Note: Non-GAAP projections exclude stock-based compensation, amortization of intangibles and other non-recurring charges.
(1) Arbor Street Case projections based on consensus analyst estimates as of October 17, 2012.
(2) Arbor Management Case projections based on Arbor CONFIDENTIAL | DRAFT *Management (2013-16 projections as of May 2012, 2012 forecast as of October 2012).*
(3) Subscriber count is for Arbor's core subscription offering (excludes DNA, Archives, and other Arbor subscription assets).

10

Catalyst Partners

Summary of Analyst Estimates

($MM, except Subscriber figures in '000s and per share amounts)

					Projected Performance															
			Price	LT Growth	Net Sub Adds			Revenue			Adj. EBITDA			Adj. EBITDA Mgn			Non-GAAP EPS			
Date	Company	Rec	Target	Rate (%)	CY12E	CY13E	CY14E	CY12E	CY13E	CY14E	CY12E	CY13E	CY14E	CY12E	CY13E	CY14E	CY12E	CY13E	CY14E	*Price Target Valuation Methodology*
	Arbor (Management Case) (1)				302	311	319	$480	$562	$643	$174	$209	$260	*36%*	*37%*	*40%*	-	-	-	
	Arbor Management Guidance (Midpoint)				307	-	-	477	-	-	173	-	-	*36%*	-	-	-	-	-	
Post-Q2'12 Announcement Analyst Estimates																				
9/20/12	Cantor Fitzgerald	Buy	$37.00	-	313	234	231	$474	$535	$602	$169	$194	$218	*36%*	*36%*	*36%*	$2.02	$2.31	$2.65	*DCF (3% terminal growth, 12% WACC)*
9/04/12	Jefferies	Hold	34.00	4%	-	-	-	479	542	615	175	192	215	*37%*	*35%*	*35%*	2.45	2.29	2.37	*DCF (3% terminal growth, 12% WACC)*
7/26/12	Bank of America Merrill Lynch	Buy	36.00	15%	316	277	273	476	546	611	173	208	237	*36%*	*38%*	*39%*	2.07	2.44	2.77	*15x CY13E Non-GAAP P/E*
7/26/12	BMO Capital Markets	Buy	37.00	-	-	-	-	476	541	-	170	194	-	*36%*	*36%*	-	2.08	2.34	-	*8x CY13E EV/Adj. EBITDA*
7/26/12	Citi	Buy	35.00	-	-	-	-	476	530	568	173	196	216	*36%*	*37%*	*38%*	2.16	2.38	2.55	*15x CY13E Non-GAAP P/E*
7/26/12	Craig Hallum	Buy	41.00	20%	-	-	-	477	527	573	172	197	225	*36%*	*37%*	*39%*	-	-	-	*9x CY13E EV/Adj. EBITDA*
7/26/12	Goldman Sachs	Buy	36.00	-	-	-	-	476	559	642	172	200	229	*36%*	*36%*	*36%*	1.93	2.26	2.58	*8x CY13E EV/Adj. EBITDA*
7/26/12	Imperial Capital	Buy	35.00	-	313	214	-	475	526	-	172	191	-	*36%*	*36%*	-	-	-	-	*8x CY13E EV/Adj. EBITDA*
7/26/12	Piper Jaffray	Buy	45.00	-	298	233	-	474	531	-	170	190	-	*36%*	*36%*	-	1.88	2.04	-	*11x CY13E EV/Adj. EBITDA*
7/25/12	Morgan Stanley (2)	Hold	32.00	-	311	269	222	476	531	590	171	198	221	*36%*	*37%*	*37%*	2.06	2.40	2.69	*DCF (3% terminal growth, 13% WACC)*
Median			*$36.00*	*15%*	*313*	*234*	*231*	*$476*	*$533*	*$602*	*$172*	*$195*	*$221*	*36%*	*36%*	*37%*	*$2.07*	*$2.33*	*$2.62*	
Mean			*36.80*	*13%*	*310*	*246*	*242*	*476*	*537*	*600*	*172*	*196*	*223*	*36%*	*37%*	*37%*	*2.08*	*2.31*	*2.60*	

Source: Capital IQ and Wall Street Research. All estimates are Non-GAAP projections, excluding stock-based compensation, amortization of intangibles and other non-recurring charges. Calendar year ended December 31. Excludes Archives.com.
(1) Arbor Management Case based on Arbor Management (2013-14 projections as of May 2012, 2012 forecast as of October 2012). Excludes contribution from Archives.com.
(2) Based on Morgan Stanley base case.
(3) Includes Arbor Management estimates for Archives.com.

($MM)

	Revenue			Adj. EBITDA			Adj. EBITDA Mgn		
Company	CY12E	CY13E	CY14E	CY12E	CY13E	CY14E	CY12E	CY13E	CY14E
Adjusted Street Case (3)	$496	$567	$645	$169	$196	$228	*34%*	*35%*	*35%*

Arbor Analyst Recommendations / Stock Price Since First Analyst Estimates



Percentage
Price
Hold
Buy
Sell
Stock Price
100%
75%
50%
25%
0%
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12

11

CONFIDENTIAL | DRAFT

Catalyst PARTNERS

Arbor Street vs. Management

Both Street and Management Cases exclude Archives.com

($MM, except Subscriber figures in '000s)

	Q3'CY12E				CY12E				CY13E			
			Δ from Street				*Δ from Street*				*Δ from Street*	
	Street (1)	Mgmt (2)	*$*	%	Street (1)	Mgmt (2)	*$*	%	Street (1)	Mgmt (2)	*$*	%
Ending Subscribers	2,022	2,020	*(1)*	*(0%)*	2,013	2,005	*(8)*	*(0%)*	2,258	2,316	*58*	*3%*
Quarterly Growth	*1%*	*1%*		*(7 bps)*	-	-			-	-		
Annual Growth	*19%*	*19%*		*(9 bps)*	*18%*	*18%*		*(44 bps)*	*12%*	*15%*		*330 bps*
Revenue	$123	$126	*$3*	*2%*	$476	$480	*$5*	*1%*	$537	$562	*$25*	*5%*
Quarterly Growth	*4%*	*6%*		*224 bps*	-	-			-	-		
Annual Growth	*20%*	*22%*		*259 bps*	*19%*	*20%*		*113 bps*	*13%*	*17%*		*421 bps*
Adjusted EBITDA	$48	$52	*$4*	*8%*	$172	$174	*$3*	*2%*	$196	$209	*$13*	*7%*
% Margin	*39%*	*41%*		*233 bps*	*36%*	*36%*		*21 bps*	*37%*	*37%*		*76 bps*
Annual Growth	*19%*	*29%*		*989 bps*	*19%*	*20%*		*183 bps*	*14%*	*20%*		*601 bps*

Source: Capital IQ and Wall Street Research. All estimates are Non-GAAP projections, excluding stock-based compensation, amortization of intangibles and other non-recurring charges.

(1) Arbor Street Case based on consensus analyst estimates as of October 17, 2012.

(2) Arbor Management Case based on Arbor Management (2013 projections as of May 2012, 2012 forecast as of October 2012). Excludes contribution from Archives.com.

Q3'CY12E Guidance:
(Announced on July 25, 2012)

Ending subscribers (000s): 2,000-2,020

Revenue: $122-$125MM
Adjusted EBITDA: $46.5-$49.0MM

CY12E Guidance:
(Announced on July 25, 2012)

Ending subscribers (000s): 2,000-2,020

Revenue: $473-$480MM
Adjusted EBITDA: $170-$175MM

12

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Arbor Management Case Projections

($MM, except Subscriber figures in ‘000s)

Actual Plan Pro Forma ‘12E-’16E

CY11A CY12E CY12E (1) CY13E CY14E CY15E CY16E CAGR (2)

Arbor Subscribers (3) 1,703 2,005 2,005 2,316 2,635 2,982 3,356 13.7%

% Growth 22% 18% 18% 15% 14% 13% 13%

Arbor $372 $442 $442 $508 $579 $657 $746 14.0%

% Growth 34% 19% 19% 15% 14% 13% 13%

Archives – 7 21 30 45 63 83 41.9%

% Growth – – 38% 46% 51% 40% 31%

Other 25 28 28 28 30 31 33 4.5%

% Growth 24% 10% 10% (1%) 8% 5% 7%

DNA 2 11 11 26 34 37 39 37.7%

% Growth 4% 334% 334% 145% 29% 10% 4%

Total Revenue $400 $488 $501 $592 $688 $789 $901 15.8%

% Growth 33% 22% 21% 18% 16% 15% 14%

Arbor 167 207 207 253 298 349 401 17.9%

Adjusted EBITDA Margin 45% 47% 47% 50% 51% 53% 54%

Archives – (1) (2) 0 5 10 17 NM

Adjusted EBITDA Margin – (7%) (12%) 0% 10% 15% 20%

Other 9 13 13 11 12 12 13 (0.1%)

Adjusted EBITDA Margin 36% 45% 45% 39% 39% 38% 38%

DNA (2) (10) (10) (11) 0 6 7 NM

Adjusted EBITDA Margin (98%) (90%) (90%) (42%) 0% 17% 19%

Corporate (29) (36) (36) (43) (50) (57) (66)

Adjusted EBITDA 145 174 172 210 264 320 372 21.3%

Adjusted EBITDA Margin 36% 36% 34% 35% 38% 40% 41%

% Growth 43% 20% 20% 22% 26% 21% 16%

Note: Projections based on Arbor Management (2013-16 projections as of May 2012, 2012 forecast as of October 2012).

(1) Adjusted to include Arbor Management estimates for Archives.com prior to August 17, 2012. CY12E annual growth rates based on CY11A results that are adjusted to include Archives.com.

(2) CAGR based on Arbor Management estimates for 2012 pro forma for Archives.com.

(3) Subscriber count is for Arbor’s core subscription offering (excludes DNA, Archives, and other Arbor subscription assets).

CONFIDENTIAL | DRAFT

Historical and Projected Key Operating Metrics

Based on Arbor Management Case Projections

(Subscriber figures in '000s)

	Arbor Key Operating Metrics Calendar Year										CAGR			
	2007A	2008A	2009A	2010A	2011A	2012E	2013E	2014E	2015E	2016E	'07A-'09A	'09A-'12E	'12E-'16E	'13E-'16E
Ending Subscribers	832.2	913.7	1,066.1	1,394.9	1,702.6	2,005.0	2,315.7	2,634.9	2,981.7	3,355.8	*13.2%*	*23.4%*	*13.7%*	*13.2%*
% Growth		*9.8%*	*16.7%*	*30.8%*	*22.1%*	*17.8%*	*15.5%*	*13.8%*	*13.2%*	*12.5%*				
GSAs	479.7	556.0	674.0	1,023.9	1,240.1	1,280.0	1,321.7	1,440.9	1,564.3	1,698.3	*18.5%*	*23.8%*	*7.3%*	*8.7%*
% Growth		*15.9%*	*21.2%*	*51.9%*	*21.1%*	*3.2%*	*3.3%*	*9.0%*	*8.6%*	*8.6%*				
SAC	$70.96	$71.99	$72.46	$79.19	$84.70	$88.98	$95.05	$97.41	$98.61	$98.59	*1.1%*	*7.1%*	*2.6%*	*1.2%*
% Growth		*1.5%*	*0.7%*	*9.3%*	*7.0%*	*5.1%*	*6.8%*	*2.5%*	*1.2%*	*(0.0%)*				
Churn %	3.50%	4.00%	3.82%	3.85%	4.07%	3.67%	3.41%	3.27%	3.15%	3.05%	*4.4%*	*(1.3%)*	*(4.5%)*	*(3.7%)*
% Growth		*14.3%*	*(4.6%)*	*1.0%*	*5.7%*	*(9.9%)*	*(6.9%)*	*(4.1%)*	*(3.8%)*	*(3.2%)*				
ARPU	$14.83	$16.09	$16.51	$17.56	$18.50	$18.66	$18.76	$18.82	$18.88	$18.95	*5.5%*	*4.2%*	*0.4%*	*0.3%*
% Growth		*8.5%*	*2.6%*	*6.4%*	*5.3%*	*0.9%*	*0.5%*	*0.3%*	*0.3%*	*0.3%*				

Note: Projections based on Arbor Management (2013-16 projections as of May 2012, 2012 forecast as of October 2012).
Key operating metrics are for Arbor's core subscription offering (excludes DNA, Archives, and other Arbor subscription assets).

Total '13E-'16E GSAs: 6,025.2

14

CONFIDENTIAL | DRAFT

Catalyst PARTNERS

Management Sensitivities

Per Arbor Management as of October 2012

Sensitivity A

??GSAs 2012-16E CAGR of 1.6%

??Ending subscribers in 2016E of 2.303 million

??SAC 2012-16E CAGR of 6.5%, ending at $114.3 in 2016E ??Churn increases gradually, ending at 4.1% in 2016E ??The above assumptions result in: ??2016 Revenue: $679 million (2012-16E CAGR: 7.9%)

??2016 Adjusted EBITDA: $230 million (2016E Adjusted EBITDA Margin: 33.9%)

Sensitivity B

??GSAs 2012-16E CAGR of 3.7%

??Ending subscribers in 2016E of 2.484 million

??SAC 2012-16E CAGR of 4.0%, ending at $104.2 in 2016E ??Churn increases gradually, ending at 4.1% in 2016E ??The above assumptions result in: ??2016 Revenue: $717 million (2012-16E CAGR: 9.4%)

??2016 Adjusted EBITDA: $259 million (2016E Adjusted EBITDA Margin: 36.1%)

CONFIDENTIAL | DRAFT

Arbor Preliminary Valuation Analyses

NTM Revenue Multiples Over Time

November 5, 2009 (Arbor IPO) to October 17, 2012

NTM Revenue Multiples (Averages)

Online Media

& Consumer Arbor Arbor Internet Arbor

Arbor Services Prem/(Disc) eCommerce Prem/(Disc) Leaders Prem/(Disc)

2009 3.3x 3.3x 2% 3.3x 2% 4.2x (20%)

2010 3.2 2.8 14% 3.9 (18%) 3.8 (14%)

2011 3.9 2.7 42% 4.2 (7%) 3.9 0%

2012 YTD 2.6 2.3 14% 2.2 18% 4.5 (41%)

Period 3.3x 2.7x 23% 3.5x (7%) 4.0x (18%)

LTM 2.6 2.3 15% 2.3 15% 4.3 (39%)

8.0x Unaffected (6/5/12) 2.0 ——————

Current (10/17/12) 2.7 1.8 47% 2.2 19% 4.6 (42%)

7.0x

6.0x

5.0x

Internet Leaders: 4.6x

4.0x

3.0x Arbor: 2.7x

eCommerce: 2.2x

2.0x Online Media and

Consumer Services:

1.8x

1.0x

0.0x

Nov-09 May-10 Nov-10 May-11 Nov-11 May-12

Source: Based on CapitalIQ and consensus analyst estimates. Arbor estimates first available as of December 18, 2009.

Period spans IPOs of FB, ACTV, ANGI, DMD, RATE, and QNST. CONFIDENTIAL | DRAFT

Arbor NTM Revenue based on consensus estimates.

Selected Internet Leaders includes GOOG, AMZN, FB, EBAY, and PCLN. Selected eCommerce includes EXPE, VPRT, OPEN, SFLY, and NFLX.

Selected Online Media and Consumer Services includes IACI, WBMD, MWW, ACTV, ANGI, DHX, DMD, RATE, and QNST.

NTM Adjusted EBITDA Multiples Over Time

November 5, 2009 (Arbor IPO) to October 17, 2012

NTM Adjusted EBITDA Multiples (Averages)

Online Media

& Consumer Arbor Arbor Internet Arbor

Arbor Services Prem/(Disc) eCommerce Prem/(Disc) Leaders Prem/(Disc)

2009 9.1x 13.8x (34%) 14.7x (38%) 15.6x (42%)

2010 10.1 11.8 (14%) 16.0 (37%) 14.2 (29%)

2011 11.8 10.2 15% 16.7 (29%) 16.6 (29%)

2012 YTD 7.9 9.0 (11%) 13.9 (43%) 16.5 (52%)

Period 10.1x 10.6x (5%) 15.6x (35%) 15.7x (36%)

LTM 7.8 8.8 (11%) 13.4 (42%) 16.7 (53%)

Unaffected (6/5/12) 5.8 ————— -

Current (10/17/12) 7.7 8.0 (3%) 12.4 (38%) 16.1 (52%)

25.0x 20.0x 15.0x 10.0x

5.0x

0.0x

Nov-09 May-10 Nov-10 May-11 Nov-11 May-12

Internet Leaders: 16.1x

eCommerce: 12.4x

Online Media and Consumer Services: 8.0x Arbor: 7.7x

Source: Based on CapitalIQ and consensus analyst estimates. Arbor estimates first available as of December 18, 2009.

Period spans IPOs of FB, ACTV, ANGI, DMD, RATE, and QNST.

CONFIDENTIAL | DRAFT

Arbor NTM Adjusted EBITDA based on consensus estimates. Multiples greater than 50x or negative excluded.

Selected Internet Leaders includes GOOG, AMZN, FB, EBAY, and PCLN. Selected eCommerce includes EXPE, VPRT, OPEN, SFLY, and NFLX.

Selected Online Media and Consumer Services includes IACI, WBMD, MWW, ACTV, ANGI, DHX, DMD, RATE, and QNST.

Operating Statistics of Selected Companies

CY11-12E Revenue Growth



Selected Online Media and Consumer Services
Median: 11%
Mean: 14%
72%
33%
27%
14%
11%
6%
(9%)
(11%)
(17%)
ANGI
IACI
ACTV
DMD
RATE
DHX
MWW
QNST
WBMD
Selected eCommerce
Median: 16%
Mean: 18%
25%
20%
16%
14%
13%
SFLY
VPRT
OPEN
EXPE
NFLX
Selected Medians
11%
16%
20%
Online Media & Consumer Services
eCommerce
Adjusted Arbor (1)

CY12-13E Revenue Growth



Selected Online Media and Consumer Services
Median: 10%
Mean: 13%
46%
18%
14%
13%
10%
9%
4%
1%
(0%)
ANGI
ACTV
IACI
DMD
RATE
DHX
QNST
WBMD
MWW
Selected eCommerce
Median: 16%
Mean: 15%
17%
17%
16%
15%
11%
OPEN
VPRT
SFLY
NFLX
EXPE
Selected Medians
10%
16%
14%
Online Media & Consumer Services
eCommerce
Adjusted Arbor (1)

CY12E Adj. EBITDA Mgn.



Selected Online Media and Consumer Services
Median: 17%
Mean: 15%
40%
28%
27%
19%
17%
15%
14%
12%
(34%)
DHX
RATE
DMD
QNST
IACI
MWW
WBMD
ACTV
ANGI
Selected eCommerce
Median: 17%
Mean: 19%
42%
20%
17%
13%
5%
OPEN
EXPE
SFLY
VPRT
NFLX
Selected Medians
17%
17%
34%
Online Media & Consumer Services
eCommerce
Adjusted Arbor (1)

Source: Capital IQ; based on consensus analyst estimates. Current estimates as of October 17, 2012.

(1) Adjusted Arbor projections based on consensus analyst estimates dated October 17, 2012 and include Arbor Management estimates for Archives.com.

19

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Trading Statistics of Selected Companies

CY12E FD Enterprise Value / Revenue Multiple

Selected Online Media and Consumer Services
Median: 1.7x
Mean: 1.9x

Selected eCommerce
Median: 1.7x
Mean: 2.4x

Selected Medians


3.4x
2.9x
2.6x
2.1x
1.7x
1.3x
1.3x
1.0x
0.9x
ANGI
DHX
RATE
DMD
IACI
ACTV
WBMD
MWW
QNST
6.2x
1.8x
1.7x
1.3x
1.0x
OPEN
SFLY
EXPE
VPRT
NFLX
1.7x
1.7x
2.9x
2.2x
Online Media & Consumer Services
eCommerce
Adjusted Arbor (Cons) (1)
Adjusted Arbor (Unaff) (1) (2)

CY12E FD Enterprise Value / Adjusted EBITDA Multiple

Selected Online Media and Consumer Services
Median: 8.5x
Mean: 8.3x

Selected eCommerce
Median: 10.8x
Mean: 13.1x

Selected Medians


10.9x
10.0x
9.6x
9.0x
7.9x
7.4x
6.8x
5.0x
NM
ACTV
IACI
RATE
WBMD
DMD
DHX
MWW
QNST
ANGI
20.8x
14.5x
10.8x
10.5x
8.8x
NFLX
OPEN
VPRT
SFLY
EXPE
8.5x
10.8x
8.4x
6.4x
Online Media & Consumer Services
eCommerce
Adjusted Arbor (Cons) (1)
Adjusted Arbor (Unaff) (1) (2)

CY12E P/E Multiple

Selected Online Media and Consumer Services
Median: 19.0x
Mean: 22.2x

Selected eCommerce
Median: 23.6x
Mean: 23.4x

Selected Medians


39.0x
27.7x
19.4x
18.6x
16.2x
12.1x
NM
NM
NM
MWW
DMD
IACI
RATE
DHX
QNST
WBMD
ACTV
ANGI
28.1x
24.8x
22.4x
18.2x
NM
OPEN
SFLY
VPRT
EXPE
NFLX
19.0x
23.6x
Online Media & Consumer Services
eCommerce

Source: Capital IQ; based on consensus analyst estimates. Current prices and estimates as of October 17, 2012. Multiples greater than 50x or negative noted as NM.
(1) Adjusted Arbor projections based on consensus analyst estimates dated October 17, 2012 and include Arbor Management estimates for Archives.com.
(2) Unaffected based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article).

20

CONFIDENTIAL | DRAFT

Qatalyst Partners

Trading Statistics of Selected Companies

CY13E FD Enterprise Value / Revenue Multiple

Selected Online Media and Consumer Services
Median: 1.5x
Mean: 1.7x

Selected eCommerce
Median: 1.6x
Mean: 2.1x

Selected Medians


2.7x
2.4x
2.3x
1.9x
1.5x
1.3x
1.1x
1.0x
0.9x
DHX
RATE
ANGI
DMD
IACI
WBMD
ACTV
MWW
QNST
5.2x
1.6x
1.6x
1.1x
0.8x
OPEN
SFLY
EXPE
VPRT
NFLX
1.5x
1.6x
2.5x
1.9x
Online Media & Consumer Services
eCommerce
Adjusted Arbor (Curr) (1)
Adjusted Arbor (Unaff) (1) (2)

CY13E FD Enterprise Value / Adjusted EBITDA Multiple

Selected Online Media and Consumer Services
Median: 7.1x
Mean: 7.2x

Selected eCommerce
Median: 9.5x
Mean: 9.9x

Selected Medians


9.1x
8.6x
8.5x
7.4x
6.8x
6.8x
6.1x
4.5x
NM
WBMD
RATE
IACI
ACTV
DMD
DHX
MWW
QNST
ANGI
12.5x
11.7x
9.5x
8.0x
7.7x
NFLX
OPEN
VPRT
SFLY
EXPE
7.1x
9.5x
7.2x
5.5x
Online Media & Consumer Services
eCommerce
Adjusted Arbor (Curr) (1)
Adjusted Arbor (Unaff) (1) (2)

CY13E P/E Multiple

Selected Online Media and Consumer Services
Median: 15.9x
Mean: 19.0x

Selected eCommerce
Median: 18.6x
Mean: 19.0x

Selected Medians


30.3x
26.1x
22.1x
15.9x
15.4x
14.3x
8.7x
NM
NM
ACTV
MWW
DMD
RATE
IACI
DHX
QNST
WBMD
ANGI
23.3x
20.1x
17.1x
15.4x
NM
OPEN
SFLY
VPRT
EXPE
NFLX
15.9x
18.6x
Online Media & Consumer Services
eCommerce

Source: Capital IQ; based on consensus analyst estimates. Current prices and estimates as of October 17, 2012. Multiples greater than 50x or negative noted as NM.
(1) Adjusted Arbor projections based on consensus analyst estimates dated October 17, 2012 and include Arbor Management estimates for Archives.com.
(2) Unaffected based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article).

21

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Qatalyst PARTNERS

Statistics of Selected Companies

($MM, except per share amounts)

	Trading Performance			FD Capitalization		Trading Multiples							Operating Statistics					
		Prem / (Disc) to				FD Ent Value /							Revenue					
	Stock Price	LTM	LTM	Equity	Ent.	Revenue		Adj. EBITDA		P/E		P/E/G	$	% Growth		CY12E Margin		LT EPS
Company (FYE)	10/17/12	High (4)	Low (4)	Value	Value	CY12E	CY13E	CY12E	CY13E	CY12E	CY13E	CY12E	CY12E	'11-12E	'12-13E	Gross	Adj .EBITDA	Growth %
Adj. Arbor (Street Case) (Dec.) (1) (2)	$29.49	(34%)	41%	$1,431	$1,421	2.9x	2.5x	8.4x	7.2x	-	-	-	$496	20%	14%	-	34%	-
Adj. Arbor (Unaff. Street Case) (Dec.) (2) (3)	22.63	(49%)	8%	1,088	1,079	2.2	1.9	6.4	5.5	-	-	-	-	-	-	-	-	-
Selected Online Media and Consumer Services																		
IAC / InterActive Corp (Dec.)	$54.66	(1%)	40%	$5,307	$4,739	1.7x	1.5x	10.0x	8.5x	19.4x	15.4x	1.0x	$2,742	33%	14%	65%	17%	19%
Bankrate (Dec.)	11.24	(55%)	0%	1,124	1,239	2.6	2.4	9.6	8.6	18.6	15.9	0.8	469	11%	10%	68%	28%	25%
Monster (Dec.)	7.68	(25%)	26%	976	988	1.0	1.0	6.8	6.1	39.0	26.1	2.1	948	(9%)	(0%)	NA	15%	19%
Demand Media (Dec.)	10.07	(15%)	79%	887	793	2.1	1.9	7.9	6.8	27.7	22.1	1.2	371	14%	13%	55%	27%	24%
WebMD (Dec.)	14.62	(63%)	5%	750	586	1.3	1.3	9.0	9.1	NM	NM	NM	462	(17%)	1%	52%	14%	15%
The Active Network (Dec.)	9.92	(44%)	0%	657	561	1.3	1.1	10.9	7.4	NM	30.3	NM	428	27%	18%	54%	12%	31%
Dice (Dec.)	8.62	(22%)	22%	581	560	2.9	2.7	7.4	6.8	16.2	14.3	1.0	191	6%	9%	93%	40%	17%
Angie's List (Dec.)	9.99	(47%)	11%	581	519	3.4	2.3	NM	NM	NM	NM	NM	154	72%	46%	82%	(34%)	38%
QuinStreet (Jun.)	7.62	(37%)	0%	329	331	0.9	0.9	5.0	4.5	12.1	8.7	1.0	350	(11%)	4%	27%	19%	13%
Median		*(37%)*	*11%*			*1.7x*	*1.5x*	*8.5x*	*7.1x*	*19.0x*	*15.9x*	*1.0x*		*11%*	*10%*	*60%*	*17%*	*19%*
Mean		*(34%)*	*20%*			*1.9x*	*1.7x*	*8.3x*	*7.2x*	*22.2x*	*19.0x*	*1.2x*		*14%*	*13%*	*62%*	*15%*	*22%*
Selected eCommerce																		
Expedia (Dec.)	$54.33	(8%)	95%	$8,037	$6,795	1.7x	1.6x	8.8x	7.7x	18.2x	15.4x	1.4x	$3,926	14%	11%	78%	20%	13%
Netflix (Dec.)	68.52	(47%)	27%	3,888	3,474	1.0	0.8	20.8	12.5	NM	NM	NM	3,610	13%	15%	27%	5%	19%
VistaPrint (Jun.)	36.43	(15%)	30%	1,315	1,494	1.3	1.1	10.8	9.5	22.4	17.1	1.1	1,111	20%	17%	65%	13%	20%
Shutterfly (Dec.)	29.84	(39%)	32%	1,193	1,075	1.8	1.6	10.5	8.0	24.8	20.1	1.2	591	25%	16%	54%	17%	21%
OpenTable (Dec.)	45.10	(13%)	39%	1,064	996	6.2	5.2	14.5	11.7	28.1	23.3	1.2	162	16%	17%	73%	42%	23%
Median		*(15%)*	*32%*			*1.7x*	*1.6x*	*10.8x*	*9.5x*	*23.6x*	*18.6x*	*1.2x*		*16%*	*16%*	*65%*	*17%*	*20%*
Mean		*(24%)*	*45%*			*2.4x*	*2.1x*	*13.1x*	*9.9x*	*23.4x*	*19.0x*	*1.2x*		*18%*	*15%*	*59%*	*19%*	*19%*
Selected Internet Leaders																		
Google (Dec.)	$755.49	(2%)	35%	$260,190	$226,062	5.3x	4.2x	11.6x	9.8x	17.7x	15.1x	1.1x	$42,413	46%	27%	59%	46%	16%
Amazon (Dec.)	247.49	(5%)	43%	115,718	112,489	1.8	1.4	33.6	24.2	NM	NM	NM	62,797	31%	29%	24%	5%	38%
eBay (Dec.)	48.20	(5%)	71%	65,034	57,917	4.1	3.6	12.6	10.9	20.6	17.7	1.4	14,041	21%	16%	71%	33%	14%
Facebook (Dec.)	19.88	(48%)	12%	53,945	44,763	9.1	7.1	17.0	15.1	41.1	32.5	1.4	4,914	32%	28%	74%	54%	30%
Priceline.com (Dec.)	598.24	(22%)	34%	31,381	28,549	5.5	4.7	14.9	12.3	19.8	16.5	1.0	5,196	19%	17%	76%	37%	20%
Median		*(5%)*	*35%*			*5.3x*	*4.2x*	*14.9x*	*12.3x*	*20.2x*	*17.1x*	*1.2x*		*31%*	*27%*	*71%*	*37%*	*20%*
Mean		*(16%)*	*39%*			*5.2x*	*4.2x*	*17.9x*	*14.5x*	*24.8x*	*20.5x*	*1.2x*		*30%*	*23%*	*61%*	*35%*	*24%*

Source: Capital IQ mean consensus estimates and Wall Street analyst research.
Note: Multiples greater than 50x or negative noted as NM. Pro forma for closed acquisitions.
(1) Arbor Street Case projections based on consensus analyst estimates as of October 17, 2012. Balance sheet items based on Arbor Management for the period ended September 30, 2012. Common shares outstanding, options and RSUs based on Arbor Management as of October 2012. Assumes treasury stock method treatment of options.
(2) Adjusted Street Case metrics include Arbor Management estimates for Archives.com.
(3) Based on Arbor price prior to Bloomberg article of $22.63 as of June 5, 2012.
(4) Arbor Prem / (Disc) to LTM High and Low based on prices prior to Bloomberg article on June 5, 2012.

22

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Qatalyst PARTNERS

Illustrative Discounted Cash Flow Projections

Based on Arbor Management Case Projections

($MM)

Arbor Financial Performance (1)

Actual Pro ‘12E- ‘12E-

Plan Forma Terminal ‘16E ‘16E

CY2011A CY2012E CY2012E (2) Q4’12E CY2013E CY2014E CY2015E CY2016E CAGR CAGR (3)

Revenue $400 $488 $501 $132 $592 $688 $789 $901 17% 16%

% Growth 33% 22% 21% — 18% 16% 15% 14%

Adjusted EBITDA 145 174 172 48 210 264 320 372 21% 21%

% Margin 36% 36% 34% 36% 35% 38% 40% 41%

% Growth 43% 20% 20% — 22% 26% 21% 16%

Adjusted Operating Income — 148 — 41 180 232 283 332 22%

% Margin — 30% — 31% 30% 34% 36% 37%

Less: Taxes — (48) — (14) (61) (75) (93) (108)

Effective Tax Rate — 32% — 33% 34% 33% 33% 33%

NOPAT — 100 — 28 119 156 190 224 22%

% Margin — 21% — 21% 20% 23% 24% 25%

Less: Capex / Capitalization of Content — (49) — (12) (46) (53) (53) (56)

% of Revenue — 10% — 9% 8% 8% 7% 6%

Plus: Depreciation — 15 — 4 17 20 23 26

% of Capex / Capitalization of Content — 30% — 30% 37% 38% 44% 47%

Plus: Amortization of Content — 11 — 3 12 13 13 14

% of Capex / Capitalization of Content — 23% — 24% 26% 24% 25% 25%

Plus: (Investment) in Working Capital — 21 — (17) 25 29 34 36

% of Revenue — 4% — (13%) 4% 4% 4% 4%

Unlevered Free Cash Flow — 98 — 5 127 165 207 244 26%

% Growth ————— 29% 26% 18%

(1) Arbor Management Case projections based on Arbor Management (2013-16 projections as of May 2012, 2012 forecast as of October 2012).

(2) Adjusted to include Arbor Management estimates for Archives.com prior to August 17, 2012. CY12E annual growth rates based on CY11A results that are adjusted to include Archives.com.

(3) CAGR based on Arbor Management estimates for 2012 pro forma for Archives.com.

CONFIDENTIAL | DRAFT

Illustrative Discounted Cash Flow Analysis

Based on Arbor Management Case Projections

Summary of Valuation Assumptions

- *Unlevered free cash flow projections and terminal value discounted to September 30, 2012 (mid-period convention)*
- *Excludes impact of stock based compensation, amortization and other one-time non-recurring items*
- *Weighted average cost of capital range of 9.0% to 14.0% (detailed calculation included in Appendix)*
- *Terminal value calculated using NTM Adjusted EBITDA multiple range of 6.0x – 8.0x CY16E Adjusted EBITDA of $372MM*
- *Assumes current Arbor shareholders incur ~10% dilution through issuance of equity awards over the projected period*

($MM, except per share amounts)

	Illustrative Present Value as of September 30, 2012 (1)								
Discount Rate:	9.0%			11.5%			14.0%		
Terminal NTM Adjusted EBITDA Multiple:	6.0x	7.0x	8.0x	6.0x	7.0x	8.0x	6.0x	7.0x	8.0x
Terminal NTM Revenue Multiple:	2.5x	2.9x	3.3x	2.5x	2.9x	3.3x	2.5x	2.9x	3.3x
Implied Perpetuity Growth Rate	(2.4%)	(0.8%)	0.5%	(0.0%)	1.6%	2.9%	2.3%	4.0%	5.3%
PV of Unlevered FCF (Q4'12E - CY2015E)	$430	$430	$430	$413	$413	$413	$396	$396	$396
PV of Terminal Value (CY2016E & Beyond)	1,688	1,969	2,250	1,568	1,829	2,091	1,459	1,702	1,945
% of Enterprise Value in Terminal Value	80%	82%	84%	79%	82%	84%	79%	81%	83%
Implied Enterprise Value	$2,118	$2,399	$2,681	$1,981	$2,242	$2,503	$1,855	$2,099	$2,342
Less: Net Debt/(Cash) (2)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)
Implied Equity Value	2,128	2,409	2,690	1,990	2,252	2,513	1,865	2,108	2,351
Implied Price Per Share - 10% Dilution (2)	**$39.24**	**$44.28**	**$49.32**	**$36.76**	**$41.46**	**$46.14**	**$34.50**	**$38.89**	**$43.25**
Premium/(Discount) to Unaffected (3)	73%	96%	118%	62%	83%	104%	52%	72%	91%

Note: Assumes mid-period discounting convention.

(1) Arbor Management Case projections based on Arbor Management (2013-16 projections as of May 2012, 2012 forecast as of October 2012).

(2) Balance sheet items based on Arbor Management for the period ended September 30, 2012. Common shares outstanding, options and RSUs based on Arbor Management as of October 2012. Assumes treasury stock method treatment of options.

(3) Based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article).

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Illustrative DCF Analysis: Dilution Factor Sensitivity

Illustrative Dilution Factor Sensitivity - Based on Arbor Management Case Projections

Summary of Sensitivity Assumptions

- *Arbor's weighted average shares outstanding count is projected to grow from Q3'CY2012A through CY2016E representing ~10% dilution*
- *Due to this dilution, holders of common stock today will hold less than all of the Company in the future*
- *Illustrative dilution analysis attempts to show the impact of various dilution levels on Arbor's DCF value to today's shareholders (dilution of 0% - 15%)*

	Illustrative Arbor Present Value Per Share (1)								
Discount Rate:	9.0%			11.5%			14.0%		
Terminal NTM Adjusted EBITDA Mult:	6.0x	7.0x	8.0x	6.0x	7.0x	8.0x	6.0x	7.0x	8.0x
Terminal NTM Revenue Mult:	2.5x	2.9x	3.3x	2.5x	2.9x	3.3x	2.5x	2.9x	3.3x
Illustrative Dilution Factor to Current Shareholders									
0%	$43.40	$48.99	$54.58	$40.67	$45.86	$51.06	$38.17	$43.01	$47.84
Premium/(Discount) to Unaffected (2):	*92%*	*116%*	*141%*	*80%*	*103%*	*126%*	*69%*	*90%*	*111%*
5%	$41.28	$46.60	$51.91	$38.69	$43.62	$48.56	$36.31	$40.92	$45.51
	82%	*106%*	*129%*	*71%*	*93%*	*115%*	*60%*	*81%*	*101%*
10%	$39.24	$44.28	$49.32	$36.76	$41.46	$46.14	$34.50	$38.89	$43.25
	73%	*96%*	*118%*	*62%*	*83%*	*104%*	*52%*	*72%*	*91%*
15%	$37.04	$41.81	$46.56	$34.71	$39.15	$43.56	$32.58	$36.71	$40.83
	64%	*85%*	*106%*	*53%*	*73%*	*93%*	*44%*	*62%*	*80%*

Note: Present value as of September 30, 2012. Assumes mid-period discounting convention.
(1) Arbor Management Case projections based on Arbor Management (2013-16 projections as of May 2012, 2012 forecast as of October 2012).
(2) Based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article).

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Illustrative DCF Analysis: Management Sensitivities

Management Revenue and Adjusted EBITDA Margin Sensitivity

Sensitivity A
2016E Rev: $679MM (CY12-16E CAGR: 7.9%)
2016E Adj. EBITDA: $230MM (Margin: 33.9%)

Sensitivity B
2016E Rev: $717MM (CY12-16E CAGR: 9.4%)
2016E Adj. EBITDA: $259MM (Margin: 36.1%)

Management Sensitivities (1): $679 and $717 columns; 33.9% and 36.1% rows. Management Case: $901 column; 41.3% row.

($MM, except per share amounts)

Illustrative CY16E Revenue:	**$679**	**$717**	**$780**	**$840**	**$901**
Implied CY12-16E CAGR (2):	*7.9%*	*9.4%*	*11.7%*	*13.8%*	*15.8%*
Implied Discount to Mgmt. Case:	*(24.6%)*	*(20.4%)*	*(13.4%)*	*(6.8%)*	–

Terminal Year (CY16E) Adj. EBITDA Margin	*Implied Price Per Share: Low End (3) / Mid Point (4) / High End (5)*				
33.9% (Mgmt. Sensitivities (1))	$22.76 / $27.11 / $32.03	$23.83 / $28.40 / $33.59	$25.57 / $30.54 / $36.18	$27.23 / $32.58 / $38.64	$29.03 / $34.76 / $41.25
35.0%	23.40 / 27.88 / 32.96	24.49 / 29.22 / 34.58	26.30 / 31.43 / 37.25	28.00 / 33.52 / 39.78	29.86 / 35.78 / 42.48
36.1% (Mgmt. Sensitivities (1))	24.03 / 28.66 / 33.90	25.16 / 30.03 / 35.56	27.01 / 32.31 / 38.32	28.78 / 34.47 / 40.92	30.69 / 36.79 / 43.69
37.0%	24.53 / 29.26 / 34.63	25.68 / 30.67 / 36.33	27.58 / 33.00 / 39.15	29.38 / 35.21 / 41.81	31.33 / 37.58 / 44.64
38.0%	25.09 / 29.95 / 35.46	26.27 / 31.39 / 37.21	28.22 / 33.78 / 40.09	30.07 / 36.05 / 42.82	32.07 / 38.49 / 45.73
39.0%	25.65 / 30.64 / 36.29	26.86 / 32.12 / 38.08	28.86 / 34.57 / 41.03	30.75 / 36.89 / 43.83	32.80 / 39.39 / 46.81
40.0%	26.21 / 31.32 / 37.12	27.45 / 32.84 / 38.96	29.50 / 35.35 / 41.98	31.44 / 37.74 / 44.84	33.54 / 40.28 / 47.90
Mgmt. Case 41.3%	26.95 / 32.22 / 38.20	28.23 / 33.79 / 40.10	30.34 / 36.38 / 43.21	32.34 / 38.84 / 46.17	34.50 / 41.46 / 49.32

Note: Arbor Management Case projections based on Arbor Management (2013-16 projections as of May 2012, 2012 forecast as of October 2012). Present values as of September 30, 2012 assume an illustrative dilution factor of 10%.

(1) The Management Sensitivities were prepared by Arbor Management and illustrate different financial results based on the Company achieving less favorable operating metrics. See page 15 for additional details.

(2) CAGR based on Arbor Management estimates for 2012 pro forma for Archives.com.

(3) Low end based on weighted average cost of capital of 14.0% and terminal value based on an NTM Adjusted EBITDA multiple of 6.0x.

(4) Mid point based on weighted average cost of capital of 11.5% and terminal value based on an NTM Adjusted EBITDA multiple of 7.0x.

(5) High end based on weighted average cost of capital of 9.0% and terminal value based on an NTM Adjusted EBITDA multiple of 8.0x.

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Illustrative Selected Companies Analysis

($MM, except per share amounts)

Arbor Selected Companies Valuation

Reference Range

Adjusted Street Case (1) Management Case (2)

Low High Low High

CY12E Revenue $496 $501

Trading Multiple 2.5x 3.5x 2.5x 3.5x

Implied Arbor Price $25.89 $ 35.82 $26.11 $36.13

Premium to Unaffected (3) 14% 58% 15% 60%

CY12E Adjusted EBITDA $169 $172

Trading Multiple 7.0x 10.0x 7.0x 10.0x

Implied Arbor Price $24.76 $ 34.91 $25.13 $35.44

Premium to Unaffected (3) 9% 54% 11% 57%

CY13E Revenue $567 $592

Trading Multiple 2.0x 3.0x 2.0x 3.0x

Implied Arbor Price $23.73 $ 35.07 $24.75 $36.58

Premium to Unaffected (3) 5% 55% 9% 62%

CY13E Adjusted EBITDA $196 $210

Trading Multiple 6.0x 9.0x 6.0x 9.0x

Implied Arbor Price $24.59 $ 36.35 $26.21 $38.78

Premium to Unaffected (3) 9% 61% 16% 71%

Arbor Multiples

Unaffected (3) Current (4)

Adjusted Street Case (1)

Revenue Multiples

CY12E 2.2x 2.9x

CY13E 1.9 2.5

Adjusted EBITDA Multiples

CY12E 6.4x 8.4x

CY13E 5.5 7.2

Management Case (2)

Revenue Multiples

CY12E 2.2x 2.8x

CY13E 1.8 2.4

Adjusted EBITDA Multiples

CY12E 6.3x 8.3x

CY13E 5.1 6.8

Note: Balance sheet items based on Arbor Management for the period ended September 30, 2012. Common shares outstanding, options and RSUs based on Arbor Management as of October 2012. Assumes treasury stock method treatment of options.

(1) Adjusted Arbor Street Case projections based on consensus analyst estimates as of October 17, 2012. Includes Arbor Management estimates for Archives.com. (2) Arbor Management Case projections based on Arbor Management (2013 projections as of May 2012, 2012 forecast as of October 2012).

Includes Arbor Management estimates for Archives.com.

(3) Based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg article). (4) Based on Arbor current stock price of $29.49 as of October 17, 2012.

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38.78 $40.00 $35.56 $35.82 $36.58 $36.35 Permira Proposal: $32.00 Current Stock $34.50 Price (4): $29.49 $20.00 $23.73 $24.75 $24.59 $25.13 Unaffected $22.76

Stock Price (5): $22.63

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